As filed with the Securities and Exchange Commission on July 20, 2006

                                                      Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              Tasker Products Corp.
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                                  88-0426048
    (State of Incorporation)            (I.R.S. Employer Identification No.)

                              39 Old Ridgebury Road
                           Danbury, Connecticut 06810
                    (Address of Principal Executive Offices)

                      Tasker Products Corp. 2006 Stock Plan
                            (Full Title of the Plan)

                                 Richard Falcone
                      President and Chief Executive Officer
                              Tasker Products Corp.
                              39 Old Ridgebury Road
                           Danbury, Connecticut 06810
                                 (203) 730-4350
            (Name, Address and Telephone Number of Agent for Service)

                                ----------------

                         CALCULATION OF REGISTRATION FEE


------------------------------- --------------------- ----------------------- ------------------------ ----------------------
                                                             Proposed                Proposed
     Title of Securities             Amount to           Maximum Offering        Maximum Aggregate           Amount of
       to be Registered          be Registered (1)     Price Per Share (2)        Offering Price         Registration Fee
=============================== ===================== ======================= ======================== ======================
Common Stock, $0.001
  par value per share.............2,500,000 shares            $0.41                 $1,025,000                $109.68
------------------------------- --------------------- ----------------------- ------------------------ ----------------------


(1) Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or similar transaction.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h)(1) under the Securities Act of 1933.



================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.        INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed by Tasker Products Corp. (the "Registrant") with the Securities and Exchange Commission (the "Commission") (File No.
0-32019) are hereby incorporated by reference and made a part of this Registration Statement:

     o The Registrant's Annual Report on Form 10-KSB for the year ended December 31, 2005;

     o The Registrant's Definitive Proxy Statement, as amended, for the Registrant's 2006 Annual Meeting, filed with the Commission on May 12, 2006;

     o The Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006;

     o Amendment No. 1 to the Registrant's Current Report on Form 8-K, dated December 7, 2005, filed with the Commission on January 20, 2006;

     o The Registrant's Current Report on Form 8-K, dated January 30, 2006, filed with the Commission on January 30, 2006;

     o The Registrant's Current Report on Form 8-K, dated January 26, 2006, filed with the Commission on February 1, 2006;

     o The Registrant's Current Report on Form 8-K, dated February 3, 2006, filed with the Commission on February 3, 2006;

     o The Registrant's Current Report on Form 8-K, dated February 6, 2006, filed with the Commission on February 6, 2006;

     o The Registrant's Current Report on Form 8-K, dated February 8, 2006, filed with the Commission on February 8, 2006;

     o The Registrant's Current Report on Form 8-K, dated February 9, 2006, filed with the Commission on February 9, 2006;

     o The Registrant's Current Report on Form 8-K, dated February 3, 2006, filed with the Commission on February 10, 2006;

     o The Registrant's Current Report on Form 8-K, dated May 11, 2006, filed with the Commission on May 12, 2006;

     o The Registrant's Current Report on Form 8-K, dated May 11, 2006, filed with the Commission on May 17, 2006;

     o Item 8 of Part I of the Registrant's Registration Statement on Form 10-SB containing a description of the Registrant's common stock.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") on or after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities registered hereby have been sold or which deregisters such securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents, except for information furnished to the Commission that is not deemed to be "filed" for purposes of the Exchange Act (such documents, and the documents listed above, being hereinafter referred to as "Incorporated Documents"). Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.        DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.        INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.        INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Articles of Incorporation, as amended and restated, provide that no officer or director shall have personal liability to the Registrant or its shareholders for damages for breach of fiduciary duty as a director or officer. The effect of this provision of the Registrant's Articles of Incorporation is to eliminate the Registrant's rights and the rights of Registrant's stockholders (through stockholders' derivative suits on behalf of the Registrant) to recover damages against a director or officer.
Notwithstanding the foregoing, the Registrant's Articles of Incorporation provides that nothing therein shall eliminate or limit the liability of a director or officer for (i) acts or omissions not in good faith, (ii) acts or omissions which involve intentional misconduct, fraud or violation of law, (iii) acts or omissions in breach of the director's or officer's duty of loyalty to the Registrant or its shareholders, (iv) acts or omissions from which the director or officer derived an improper personal benefit, or (v) payment of dividends in violation of law.

     The Registrant's By-Laws provide that the Registrant will indemnify, to the full extent and in the manner permitted under the Nevada Revised Statutes, or any other applicable laws, any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Registrant or served any other enterprise as a director or officer at the request of the Registrant.

ITEM 7.        EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.        EXHIBITS.

 Exhibit
 Number                           Description of Exhibit
-----------    -----------------------------------------------------------------
    4.1*       Tasker  Products Corp. 2006 Stock Plan (included as an exhibit in the Registrant's Proxy Statement for the 2006 Annual Meeting)

    4.2        Articles of Incorporation of Tasker Products Corp., as amended

    4.3*       By-Laws of Tasker  Products Corp.  (incorporated  by reference to
               Exhibit 2.2 to the Registration Statement of the Registrant on Form 10-SB filed with the SEC on November 27, 2000)

    5.1        Opinion of Hale Lane relating to the validity of the securities
   23.1        Consent of Rothstein, Kass & Company, P.C.
   23.2        Consent of Morgan and Company--Chartered Accountants
   23.3        Consent of Hale Lane (contained in Exhibit 5.1)
   24.1        Power of Attorney (included as part of signature page)

-------------
* The exhibits have previously been filed with the Commission as part of the filing indicated and are incorporated herein by reference.



ITEM 9.        UNDERTAKINGS.

(a)  The Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided,  however,  that the  undertakings set forth in paragraphs (i) and
     (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered hereby which remain unsold at the termination of the offering.

(b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions of the Articles of Incorporation, as amended, and By-Laws of the Registrant and the provisions of the Nevada law described under Item 6 above, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury and State of Connecticut on this 20th day of July 2006.

                                             Tasker Products Corp.


                                             By:  /s/ Stathis Kouninis
                                                  ------------------------------
                                                  Stathis Kouninis
                                                  Chief Financial Officer

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard D. Falcone and Stathis Kouninis, and each or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to approve, sign and file with the U.S. Securities and Exchange Commission and any other appropriate authorities the original of any and all amendments (including post-effective amendments) to this Registration Statement and any other documents in connection therewith, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or either of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


            SIGNATURE                                      TITLE                                 DATE
                                           President, Chief Executive Officer and          July 20, 2006
                                           Chairman of the Board (Principal Executive
 /s/ Richard D. Falcome                    Officer)
--------------------------------
Richard D. Falcone
                                           Chief Financial Officer (Principal Financial    July 20, 2006
 /s/ Stathis Kouninis                      and Accounting Officer)
--------------------------------
Stathis Kouninis

 /s/ James Burns                           Executive Vice President - Business             July 20, 2006
--------------------------------           Development and Director
James Burns

 /s/ Albert A. Canosa                      Director                                        July 20, 2006
--------------------------------
Albert A. Canosa

                                           Director
--------------------------------
William Miller




 /s/ Steven B. Zavagli                     Director                                        July 20, 2006
--------------------------------
Steven B. Zavagli


                                INDEX TO EXHIBITS

 Exhibit
 Number                           Description of Exhibit
-----------    -----------------------------------------------------------------
    4.1*       Tasker  Products Corp. 2006 Stock Plan (included as an exhibit in the Registrant's Proxy Statement for the 2006 Annual Meeting)

    4.2        Articles of Incorporation of Tasker Products Corp., as amended

    4.3*       By-Laws of Tasker  Products Corp.  (incorporated  by reference to
               Exhibit 2.2 to the Registration Statement of the Registrant on Form 10-SB filed with the SEC on November 27, 2000)

    5.1        Opinion of Hale Lane relating to the validity of the securities
   23.1        Consent of Rothstein, Kass & Company, P.C.
   23.2        Consent of Morgan and Company--Chartered Accountants
   23.3        Consent of Hale Lane (contained in Exhibit 5.1)
   24.1        Power of Attorney (included as part of signature page)

-------------
* The exhibits have previously been filed with the Commission as part of the filing indicated and are incorporated herein by reference.